UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

Assurant, Inc. (“Assurant” or the “Company”) announced today that as of December 19, 2018, it expects to record between $110 million to $150 million pre-tax, of fourth quarter 2018 reportable catastrophe losses in its Global Housing segment. This loss range for the quarter includes an initial view of expected losses related to the November Camp Fire and Woolsey Fire in California (together the “California fires”) and a refined range for losses related to Hurricane Michael that occurred in October 2018.

The California wildfire losses were primarily driven by fire damage for lender-placed and manufactured housing products. Hurricane Michael losses are related to wind damage for lender-placed and other housing products.

The Company’s reportable catastrophes include individual catastrophic events that generate losses in excess of $5 million, pre-tax and net of reinsurance and including reinstatement and other premiums.

Below is a table summarizing the expected reportable catastrophe losses from fourth quarter 2018 events:

Event	Assurant 4Q18 reportable catastrophe losses (Pre-tax, dollars in millions)
Hurricane Michael	$80-$100
California fires	$30-$50

Total	$110-$150

On February 12, 2019, the Company will report actual reportable catastrophe losses as part of its fourth quarter 2018 results.

CAUTIONARY STATEMENT – Some of the statements included in this Form 8-K, particularly expected reportable catastrophe losses, may constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s best estimates, assumptions and projections and are subject to significant uncertainties. Actual results may differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this Form 8-K as a result of new information or future events or developments. For a detailed discussion of the general risk factors that could affect the Company’s results, please refer to the risk factors identified in the Company’s annual and periodic reports as filed with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary

Date: December 19, 2018